EXHIBIT 10.11
Execution Version
SECOND AMENDING AGREEMENT TO THE
CREDIT AGREEMENT

dated as of December 15, 2025

BHE CANADA HOLDINGS CORPORATION,
as Borrower,
- and -
BANK OF MONTREAL,
as Administrative Agent for the Lenders, and as Lender,
- and -
BMO CAPITAL MARKETS and THE BANK OF NOVA SCOTIA,
as Co-Lead Arrangers and Joint Bookrunners
- and -
THE BANK OF NOVA SCOTIA,
as Syndication Agent
- and -
ALL OTHER LENDERS WHICH BECOME
PARTIES HEREUNDER,
as Lenders

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THIS SECOND AMENDING AGREEMENT dated as of December 15, 2025 TO THE CREDIT AGREEMENT, dated as of December 22, 2023 (the “Existing Credit Agreement”), among BHE Canada Holdings Corporation, as Borrower, Bank of Montreal, as administrative agent for the Lenders (the “Agent”) and as a Lender, BMO Capital Markets and The Bank of Nova Scotia, as Co-Lead Arrangers and Joint Bookrunners, The Bank of Nova Scotia, as Syndication Agent and all other Lenders party thereto.
RECITALS
WHEREAS BHE Canada Holdings Corporation, as Borrower, the Agent, and the other parties hereto are parties to the Existing Credit Agreement, as amended pursuant to a First Amending Agreement made as of February 4, 2025 (the “First Amendment” and the Existing Credit Agreement, as amended by the First Amendment, being the “Credit Agreement”), pursuant to which the Lenders agreed (subject to the terms of the Credit Agreement) to provide a $50,000,000 revolving credit facility to the Borrower for operating expenses, capital expenditures and working capital needs of the Borrower and its Subsidiaries, and for general corporate purposes, including for certainty, to finance Permitted Investments.
AND WHEREAS the Borrower, the Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement in the manner and on the terms and conditions provided for herein.
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1
ARTICLE 1
DEFINITIONS
1.1Definitions
All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.
2
ARTICLE 2
AMENDMENTS

2.1The Credit Agreement is hereby amended as follows:
(a)The definition of “Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended by replacing the date “December 22, 2028” with the date “December 22, 2029” in such definition.
3ARTICLE 3
CONDITIONS PRECEDENT
ARTICLE 3CONDITIONS PRECEDENT
3.1Conditions Precedent
This Second Amending Agreement shall become effective when:

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(a)the Agent shall have received this Second Amending Agreement duly executed and delivered by the Agent, the Lenders and the Borrower;
(b)the Agent shall have received an amendment fee from the Borrower in the amount of C$20,000.00; and
(c)(c)     no Event of Default shall have occurred and be continuing;
The conditions set forth above are inserted for the sole benefit of the Lenders and may be waived by the Lenders in whole or in part, with or without terms or conditions.

3.2Notice of Extension
The Agent and Lenders hereby acknowledge receipt of a Notice of Extension from the Borrower requesting an extension of the Maturity Date to December 22, 2029.

4ARTICLE 4
REPRESENTATIONS AND WARRANTIES
ARTICLE 4REPRESENTATIONS AND WARRANTIES
4.1Representations and Warranties True and Correct; No Default or Event of Default
The Borrower hereby represents and warrants to the Agent and the Lenders that after giving effect to this Second Amending Agreement, (i) the representations and warranties of the Borrower contained in the Credit Agreement and each of the other Credit Documents is true and correct on, and as of, the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement), and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.
5ARTICLE 5
MISCELLANEOUS
ARTICLE 5MISCELLANEOUS
5.1No Other Amendments, Waivers or Consents
Except as expressly set forth herein, the Credit Agreement and all Credit Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.
5.2Time
Time is of the essence in the performance of the parties’ respective obligations in this Second Amending Agreement.
5.3Governing Law
This Second Amending Agreement is a contract made under and shall be governed by and construed in accordance with, the laws of the Province of Alberta and the federal laws of Canada applicable therein.
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5.4Successors and Assigns
This Second Amending Agreement shall enure to the benefit of, and be binding upon, the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this Second Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under the Credit Agreement, as amended by this Second Amending Agreement.
5.5Counterparts
This Second Amending Agreement may be executed by the parties hereto in counterparts and may be executed and delivered by facsimile or other electronic means (including via electronic mail in portable document format) and all such counterparts and facsimiles shall together constitute one and the same agreement.
[Remainder of page intentionally left blank – signature pages follow]
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IN WITNESS OF WHICH the parties hereto have duly executed this Agreement as of the date set forth on the first page of this Agreement.

BHE CANADA HOLDINGS CORPORATION
By:	/s/ Edward Rihn
Name: Edward Rihn
Title: President & Chief Executive Officer
By:	/s/ Sharmen Andrew
Name: Sharmen Andrew
Title: Director of Operations

[Signature Page to BHE – Second Amending Agreement to Credit Agreement]
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BANK OF MONTREAL, as Agent
By:	/s/ Steven Patchet
Name: Steven Patchet
Title: Managing Director
By:
Name:
Title:

BANK OF MONTREAL, as Lender
By:	/s/ Steven Patchet
Name: Steven Patchet
Title: Managing Director
By:
Name:
Title:

[Signature Page to BHE – Second Amending Agreement to Credit Agreement]
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THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Kirt Millwood
Name: Kirt Millwood
Title: Managing Director & Head
By:	/s/ Laura Ramsden
Name: Lauara Ramsden
Title: Associate Director

[Signature Page to BHE – Second Amending Agreement to Credit Agreement]
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